UNITED STATES

SECURITIES EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

April 16, 2004

         Merrill Lynch Mortgage Investors, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction Of Incorporation)	333-106175 (Commission File Number)	13-3416059
(I.R.S. Employer Identification No.)

4 World Financial Center, 10th Floor New York, New York (Address of Principal Executive Offices)	10080 (Zip Code)

Registrant’s telephone number, including area code:  (212) 449-0357

None
(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

The Registrant registered issuances of its Fieldstone Mortgage Investment Trust, Series 2004-1 Mortgage Backed Securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-106175) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant issued $663,157,000 aggregate principal amount of Class 1-A, Class 2-A, Class A-IO, Class M1, Class M2, Class M3, Class M4, Class M5 and Class M6 Notes of its Fieldstone Mortgage Investment Trust, Series 2004-1 on February 24, 2004.  This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated July 3, 2003, as supplemented by the Prospectus Supplement dated February 6, 2004 (the “Prospectus Supplement”), to file a copy of the Trust Agreement, the Transfer and Servicing Agreement and the Indenture (as defined below) and other operative agreements executed in connection with the issuance of the Notes, the Class S Certificate and the Ownership Certificate, forms of which were filed as an exhibit to the Registration Statement.

The Class S Certificate and the Ownership Certificate were issued pursuant to a Trust Agreement (the “Trust Agreement”) dated as of January 1, 2004, among Merrill Lynch Mortgage Investors, Inc., as depositor (the “Depositor”), U.S. Bank Trust National Association, as owner trustee (the “Owner Trustee”) and Wells Fargo Bank Minnesota, N.A., as trust administrator (the “Trust Administrator”).  The Notes were issued pursuant to an Indenture (the “Indenture”) dated as of January 1, 2004, among Fieldstone Mortgage Investment Trust, Series 2004-1, as issuer (the “Issuer”), the Trust Administrator and HSBC Bank USA, as indenture trustee (the “Indenture Trustee”).  The Trust Agreement is attached hereto as Exhibit 4.1.  The Indenture is attached hereto as Exhibit 4.2.

The Notes are secured by the assets of a trust estate (the “Trust Estate”) that consists primarily of a pool of first lien, conventional, adjustable rate mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of $680,857,782 as of January 1, 2004, together with certain other assets.

The Mortgage Loans were sold by Fieldstone Investment Corporation. (the “Seller”) to the Registrant pursuant to the terms of a Mortgage Loan Purchase Agreement dated as of January 1, 2004 (the “Mortgage Loan Purchase Agreement”) among the Seller and the Registrant and were simultaneously sold by the Registrant to the Trust pursuant to the Transfer and Servicing Agreement (defined below).  A copy of the Mortgage Loan Purchase Agreement is attached hereto as Exhibit 99.1.

The Mortgage Loans will be master serviced by Wells Fargo Bank Minnesota, N.A. (the “Master Servicer”), pursuant to the terms of a Transfer and Servicing Agreement dated as of January 1, 2004 (the “Transfer and Servicing Agreement”) among the Issuer, the Registrant, the Trust Administrator/Master Servicer, Fieldstone Servicing Corp., as Servicer, the Seller and the Indenture Trustee.  A copy of the Transfer and Servicing Agreement is attached hereto as Exhibit 99.2.

Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

4.1

Trust Agreement dated as of January 1, 2004, among Merrill Lynch Mortgage Investors, Inc, as Depositor, U.S. Bank Trust National Association, as Owner Trustee, and Wells Fargo Bank Minnesota, N.A., as Trust Administrator.

4.2

Indenture dated as of January 1, 2004, among Fieldstone Mortgage Investment Trust, Series 2004-1, as Issuer, Wells Fargo Bank Minnesota, N.A., as Trust Administrator, and HSBC Bank USA, as Indenture Trustee.

99.1

Mortgage Loan Purchase Agreement dated as of January 1, 2004, between Fieldstone Investment Corporation, as Seller, and Merrill Lynch Mortgage Investors, Inc., as Purchaser.

99.2

Transfer and Servicing Agreement dated as of January 1, 2004, among Fieldstone Mortgage Investment Trust, Series 2004-1, as Issuer, Merrill Lynch Mortgage Investors, Inc., as Depositor, Wells Fargo Bank Minnesota, N.A., as Trust Administrator and Master Servicer, Fieldstone Servicing Corp., as Servicer, Chase Manhattan Mortgage Corp., as Subservicer, Fieldstone Investment Corporation, as Seller, and HSBC Bank USA, as Indenture Trustee.

99.3

Master Underwriting Agreement dated as of  February 3, 2004, among Merrill Lynch Mortgage Investors, Inc., as Depositor, and Merrill Lunch, Pierce, Fenner & Smith Incorporated, as Underwriter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERRILL LYNCH MORTGAGE INVESTORS,
INC.

By:  /s/ Ted Bouloukos

Name: Ted Bouloukos

Title:   Vice President

Dated: April 16, 2004

EXHIBIT INDEX

Exhibit No.

Description

4.1

Trust Agreement dated as of January 1, 2004, among Merrill Lynch Mortgage Investors, Inc, as Depositor, U.S. Bank Trust National Association, as Owner Trustee, and Wells Fargo Bank Minnesota, N.A., as Trust Administrator.

4.2

Indenture dated as of January 1, 2004, among Fieldstone Mortgage Investment Trust, Series 2004-1, as Issuer, Wells Fargo Bank Minnesota, N.A., as Trust Administrator, and HSBC Bank USA, as Indenture Trustee.

99.1

Mortgage Loan Purchase Agreement dated as of January 1, 2004, between Fieldstone Investment Corporation, as Seller, and Merrill Lynch Mortgage Investors, Inc., as Purchaser.

99.2

Transfer and Servicing Agreement dated as of January 1, 2004, among Fieldstone Mortgage Investment Trust, Series 2004-1, as Issuer, Merrill Lynch Mortgage Investors, Inc., as Depositor, Wells Fargo Bank Minnesota, N.A., as Trust Administrator and Master Servicer, Fieldstone Servicing Corp., as Servicer, Chase Manhattan Mortgage Corp., as Subservicer, Fieldstone Investment Corporation, as Seller, and HSBC Bank USA, as Indenture Trustee.

99.3

Master Underwriting Agreement dated as of  February 3, 2004, among Merrill Lynch Mortgage Investors, Inc., as Depositor, and Merrill Lunch, Pierce, Fenner & Smith Incorporated, as Underwriter.